BLACKROCK ETF TRUST

BlackRock Future Financial and Technology ETF

(the “Fund”)

Supplement dated July 24, 2024, to the Statement of Additional Information (“SAI”)

of the Fund, dated November 28, 2023, as supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers. As of July 31, 2023, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Vasco Moreno

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	2	2.11 Billion
Other Accounts	0	0

Hashim Bhattee*

Types of Accounts	Number	Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	2	1.76 Billion
Other Accounts	0	0

*	Information provided as of June 30, 2024.

Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2023:

Vasco Moreno

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

Hashim Bhattee*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

*	Information provided as of June 30, 2024.

The first sentence of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes Mr. Moreno’s compensation as of July 31, 2023 and Mr. Bhattee’s compensation as of June 30, 2024.

The first paragraph of the sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation. Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund) and other accounts are:

Portfolio Managers	Benchmarks
Vasco Moreno	MSCI ACWI Financials Index
Hashim Bhattee	MSCI ACWI Financials Index, MSCI All Country World Index (Net Total Return)

The sub-section entitled “Other Compensation Benefits — Incentive Savings Plans” is deleted in its entirety and replaced with the following:

Incentive Savings Plans — United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 10% and 15% of eligible pay capped at £160,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Moreno and Mr. Bhattee are eligible to participate in these plans.

As of November 28, 2023, with respect to Mr. Moreno and as of June 30, 2024, with respect to Mr. Bhattee, the Portfolio Managers did not beneficially own shares of the Fund.

Shareholders should retain this Supplement for future reference.

SAI-FFT-ETF-0724SUP